SUPPLEMENT TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING ACTIVE ETFS
For the Allspring Special Large Value ETF (the “Fund”)

James M. Tringas, CFA, has announced his intention to transition to a new role as Director of Research for the Special Global Equity team with Allspring Global Investments, LLC on December 31, 2026. He will continue to serve as a portfolio manager of the Fund until that date. After that date, all references to James M. Tringas, CFA, in the Fund’s prospectus and statement of additional information are hereby removed.

January 15, 2026	SUPASLV 01-26